UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported) October 15, 2003
                                                       ----------------


                              PEOPLES BANCORP INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-16772
                             ----------------------
                             Commission File Number

                Ohio                                    31-0987416
----------------------------------------------    -----------------------
(State or other jurisdiction of incorporation)    (I.R.S. Employer
                                                   Identification Number)


          138 Putnam Street
            P.O. Box 738,
           Marietta, Ohio                          45750
---------------------------------------          ----------
(Address of principal executive office)          (Zip Code)


Registrant's telephone number, including area code: (740) 373-3155
                                                    --------------


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                           Index to Exhibits on Page 3

Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events and Regulation FD Disclosure

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) None required
         (b) None required
         (c) Exhibits

 EXHIBIT NUMBER                 DESCRIPTION
 --------------         ------------------------------------
      99                News Release issued October 15, 2003

Item 8. Change in Fiscal Year
        Not applicable.

Item 9. Regulation FD Disclosure

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefits
         Plan

Item 12. Results of Operations and Financial Condition
         Peoples Bancorp Inc. (NASDAQ: PEBO) announced net income of $5,940,000 for the third quarter of 2003. The news release is included herewith as
Exhibit 99.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PEOPLES BANCORP INC.
                                    Registrant



DATE:  October 16, 2003      By: /s/  ROBERT E. EVANS
                                      -------------------------------------
                                      Robert E. Evans
                                      President and Chief Executive Officer



                                INDEX TO EXHIBITS

      EXHIBIT NUMBER                             DESCRIPTION
----------------------------            ------------------------------------
          99                            News Release issued October 15, 2003